UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2007

Commission File Number    333-89208

2-TRACK GLOBAL, INC.

(Exact name of registrant as specified in its charter)

NEVADA	41-2036671
(State of other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

35 Argo House Kilburn Park Road London, UK	NW6 5LF
(Address of Principal Executive Offices)	(Zip Code)

Issuer's telephone number:	011-44-20-7644-0472 (Registrant's telephone number, including area code)

Copies to:
Roger Linn, Esq.
Cota, Duncan & Dole
2261 Lava Ridge Court
Roseville, CA 95661

(916) 780-9009
(916) 780-9050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE: This Amendment to Current Report on Form 8-K/A is filed to attach an exhibit 10.6.

ITEM: 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

As previously reported on Form 8-K filed on November 23, 2007, on November 20, 2007, the Board of Directors of 2-Track Global, Inc., (the "Company") issued 12,485,580 shares of restricted common stock, par value $.001, of the Company to Nolboo & Co., in Korea in exchange for the cancellation of $624,279 of accounts payable that two subsidiaries of the Company owed to Nolboo & Co .

ITEM: 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit 10.6 Debt settlement & subscription agreement with Nolboo & Co. dated November 20, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

2-Track Global, Inc.

/s/Mike Jung                  Chief Executive Officer
Mike Jung                       November 29, 2007

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